Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

dated as of                      , 2007

among

CHINA HOLDINGS ACQUISITION CORP.

and

THE PERSONS NAMED HEREIN

i

REGISTRATION RIGHTS AGREEMENT

               THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the _____ day of ______, 2007, by and among CHINA HOLDINGS ACQUISITION CORP., a Delaware corporation (the “Company”) and the Persons listed on Schedule I hereto (each, a “Founder”).

               WHEREAS, the Founders collectively beneficially own 2,875,000 shares (the “Initial Founders’ Shares”) (which includes 375,000 shares subject to forfeiture to the extent the over-allotment is not exercised) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and 2,750,000 initial founders’ warrants, each to purchase one share of Common Stock (the “Initial Founders’ Warrants” and together with the Initial Founders’ Shares and the shares of Common Stock issuable upon exercise of the Initial Founders’ Warrants, the “Founders’ Securities”), all of which were acquired by private placement and are currently held of record by certain of the Founders;

               WHEREAS, the Founders may in certain circumstances and subject to certain transfer and other restrictions transfer (or cause to be transferred) to Permitted Transferees (as defined below) some or all of the Founders’ Securities;

               WHEREAS, the Founders and the Company desire to enter into this Agreement to provide the Founders with certain rights relating to the registration of the Founders’ Securities, and to provide for any Permitted Transferees who receive Founders’ Securities from time to time with the ability to accede to this agreement;

               NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

               Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

               “Adverse Disclosure” means public disclosure of material non-public information, which disclosure, in the good faith judgment of the chief executive officer or principal financial officer of the Company after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of any prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) the Company has a bona fide business purpose for not publicly making it.

               “Agreement” has the meaning set forth in the preamble hereto.

               “business day” means any day, except a Saturday, Sunday or legal holiday on which the banking institutions in the City of New York are authorized or obligated by law or executive order to close.

               “Common Stock” has the meaning set forth in the recitals.

               “Company” has the meaning set forth in the preamble and shall include the Company’s successors by merger, acquisition, reorganization or otherwise.

               “Demand Registration” has the meaning set forth in Section 2.02(a) .

               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

               “Founder” has the meaning set forth in the preamble hereto.

               “holder” or “holders” means any holder or holders of Registrable Securities who is a party hereto or who otherwise agrees in writing to be bound by the provisions of this Agreement pursuant to Section 3.03.

               “Incidental Registration” has the meaning set forth in Section 2.03(a) .

               “Initial Business Combination” means the acquisition by the Company, through a merger, stock exchange, asset acquisition, reorganization or similar business combination or contractual arrangements, of one or more businesses or assets.

               “Loss” has the meaning set forth in Section 2.09(a) .

               “NASD” means the National Association of Securities Dealers, Inc.

               “Permitted Transferees” means (i) an entity’s beneficiaries upon its liquidation, (ii) relatives and trusts for estate planning purposes, (iii) a person who becomes the transferee by virtue of the laws of descent and distribution upon death, (iv) a person who become the transferee pursuant to a qualified domestic relations order, (v) officers, directors and employees and persons affiliated with the Company’s founders or (vi) a person who becomes the transferee by private sales with respect to up to 33% of the existing stockholders’ common stock made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case where the transferee agrees to the terms of the escrow agreement.

               “Person” shall be construed as broadly as possible and shall include an individual, corporation, association, partnership (including a limited liability partnership or a limited liability limited partnership), limited liability company, estate, trust, joint venture, unincorporated organization or a government or any department, agency or political subdivision thereof.

               “prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus.

               “Registrable Securities” means the Initial Founders’ Shares, the Initial Founders’ Warrants and the shares of Common Stock issuable upon exercise of the Initial Founders’ Warrants, in each case after their respective Release Dates; provided, however, that any of the foregoing securities shall cease to be Registrable Securities to the extent that (i) a Registration Statement with respect to their sale has been declared effective under the Securities Act and they have been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (ii) they have been otherwise transferred pursuant to Rule 144 under the Securities Act (or any similar rule or regulation then in force), new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company and they may be publicly resold without volume or method of sale restrictions without registration under the Securities Act or (iii) they have ceased to be outstanding. For purposes of this Agreement, the Initial Founders’ Shares and the shares of Common Stock issuable upon exercise of the Initial Founders’ Warrants shall together constitute one “class” of Registrable Securities and the Initial Founders’ Warrants shall constitute another class of Registrable Securities, provided that no Registrable Securities shall be part of the relevant class until the Release Date for such Registrable Securities. A “percentage” (or a “majority”) of the Registrable Securities or any class thereof (or, where applicable, of any other securities) shall be determined based on the total number of such securities outstanding at the relevant time.

               “registration” means a registration of the Company’s securities for sale to the public under a Registration Statement.

               “Registration Statement” means any registration statement (other than a registration statement on Form S-4 or Form S-8) of the Company for a public offering of the Company’s securities filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

               “Release Date” means, with respect to the Initial Founders’ Shares, the date that is six (6) months after the consummation of the Initial Business Combination, and with respect to the Initial Founders’ Warrants and the shares of Common Stock issuable on exercise of them, the date that is ninety (90) days after consummation of the Initial Business Combination.

               “SEC” means the Securities and Exchange Commission.

               “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

               “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

               Section 1.02. General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits, schedules and disclosure statements hereto), and references herein to Sections refer to Sections of this Agreement.

ARTICLE 2
REGISTRATION RIGHTS

               Section 2.01. Registrations on Form S-3.

               (a)     Filing. The holders of Registrable Securities may at any time and from time to time on or after the applicable Release Date, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or a successor or other appropriate, similar short-form registration which may be available at such time (“Form S-3”); provided, however, that (i) the Company shall not be obligated to effect such request through an Underwritten Offering and (ii) the Company shall not be obligated to effect such a request if the Company has within the preceding twelve (12) months effected a registration on Form S-3. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) business days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.01: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities at an aggregate offering price to the public of less than $[500,000]. Registrations effected pursuant to this Section 2.01 shall not be counted as Demand Registrations effected pursuant to Section 2.02.

               (b)     Suspension of Registration. If the filing, initial effectiveness or continued use of Form S-3 at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Form S-3 of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the holders, delay the filing or initial effectiveness of, or suspend use of, the Form S-3 for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to the registration on such Form S-3 in connection with any sale or offer to sell Registrable Securities and agree not to disclose to any other Person the fact that the Company has exercised such rights or any related facts. The Company shall immediately notify the holders upon the expiration of any period during which it exercised its rights under this Section 2.01(b).

               Section 2.02. Demand Registrations.

               (a)     Demand by Holders. (i) At any time and from time on or after the applicable Release Date, the holders of not less than a majority of any class of the Registrable Securities may make a written request to the Company for registration of all or part of each such class of Registrable Securities held by those holders, provided that the estimated market value of the Registrable Securities of all classes to be so registered thereunder is at least $[500,000] in the aggregate. Any such requested registration shall be referred to as a “Demand Registration.” Each request for a Demand Registration shall specify the class(es) and aggregate amount(s) of Registrable Securities to be registered and the intended methods of distribution thereof.

               (ii)     Within five (5) business days following receipt of any request for a Demand Registration, the Company shall deliver written notice of such request to all other holders of Registrable Securities of the class or classes to be registered. Thereafter, the Company shall include in such Demand Registration any additional Registrable Securities of each such class which the holder or holders thereof have requested in writing be included in such Demand Registration, provided that all such requests have been received by the Company within ten (10) business days of the Company’s having sent the applicable notice to such holder or holders (each such holder, including the Registrable Securities in such Demand Registration, a “Demanding Holder”). All such requests shall specify the class and aggregate amount of Registrable Securities to be registered and the intended method of distribution. The Company may include in such registration additional securities of the class or classes of the Registrable Securities to be registered thereunder, including securities to be sold for the Company’s own account or for the account of Persons who are not holders of Registrable Securities.

               (iii)     As promptly as practicable, and, in any event, within sixty (60) days following receipt of a request for a Demand Registration, the Company shall file a Registration Statement relating to such Demand Registration and thereafter the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act.

               (b)     Limitation on Demand Registrations. In no event shall the Company be required to effect more than two (2) Demand Registrations, only one of which may be effected prior to the last of the Release Dates. In addition, the Company shall not be required to file a Registration Statement for a Demand Registration at any time during the 12-month period following the effective date of another Registration Statement filed pursuant to this Section 2.02.

               (c)     Demand Withdrawal. A holder may withdraw its Registrable Securities from a Demand Registration at any time. If all holders withdraw, or holders withdraw Registrable Securities from a Demand Registration in such amounts that the Registrable Securities of all classes that remain covered by the relevant Registration Statement have an estimated market value of less than $[500,000], the Company shall cease all efforts to secure registration and such registration shall be deemed a Demand Registration for purposes of Section 2.02(b) unless the withdrawal is based on the reasonable determination of the Demanding Holders that there has been, since the date of such request, a material adverse change in the business or prospects of the Company or in general market conditions and the Demanding

Holders who requested such registration shall have paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration.

               (d)     Effective Registration. The Company shall be deemed to have effected a Demand Registration if the applicable Registration Statement is declared effective by the SEC and remains effective for not less than 180 days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn) and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) holders of a majority of the relevant class or classes of Registrable Securities thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

               (e)     Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to the Demand Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the holders of the expiration of any period during which it exercised its rights under this Section 2.02(e) .

               (f)     Underwritten Offering. If the holders of not less than a majority of the Registrable Securities of any class that is included in any offering pursuant to a Demand Registration so elect, the offering of all of the Registrable Securities of that class shall be in the form of an Underwritten Offering and the right of any holder to include Registrable Securities of that class in the Demand Registration shall be conditioned upon such holder’s participation in the Underwritten Offering. The holders of a majority of the class of Registrable Securities included in such Underwritten Offering shall, in consultation with the Company, have the right to select the managing underwriter or underwriters for the offering, subject to the right of the Company should it so choose to select one co-managing underwriter reasonably acceptable to such holders. All holders proposing to distribute their Registrable Securities through such an underwriting shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.

               (g)     Reduction of Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering of a class of Registrable Securities included in a Demand

Registration, inform the holders of such Registrable Securities and the Company in writing that, in its or their opinion, the number of securities of such class requested to be included in such Demand Registration, including securities of the Company for its own account or for the account of other Persons who are not holders of Registrable Securities that the Company desires to sell and any securities as to which registration has been requested pursuant to written piggy-back registration rights (as described in Section 2.03 below), exceeds the maximum dollar amount or maximum number of securities, as applicable, that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the class of securities offered or the market for the class of securities offered (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such registration:

               (i)     first, Registrable Securities as to which Demand Registration has been requested by the Demanding Holders, in an amount up to but not exceeding the Maximum Number of Securities (allocated pro rata among the holders who have requested participation in the Demand Registration, based, for each such holder, on the percentage derived by dividing (x) the number of Registrable Securities of such class which such holder has requested to include in such Demand Registration by (y) the aggregate number of Registrable Securities of such class which all such holders have requested to include);

               (ii)     second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities;

               (iii)     third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities; and

               (iv)     fourth, to the extent that the Maximum Number of Securities have not been reached under the foregoing clauses (i), (ii), and (iii), securities that other security holders of the Company desire to sell that can be sold without exceeding the Maximum Number of Securities.

               To the extent that any Registrable Securities requested to be registered are excluded pursuant to the foregoing provisions, the holders shall have the right to one additional Demand Registration under this Section 2.02.

               (h)     Registration Statement Form. Registrations under this Section 2.02 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and as shall be reasonably acceptable to the holders of a majority of each class of Registrable Securities requesting participation in the Demand Registration and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable holders’ requests for such registration. Notwithstanding the foregoing, if, pursuant to a Demand Registration, (x) the Company proposes to effect registration by filing a Registration Statement on Form S-3, (y) such registration is in connection with an Underwritten Offering and (z) the managing underwriter or underwriters shall advise the Company in writing that, in its or their opinion, the use of another form of registration statement (or the inclusion, rather than the incorporation by reference, of information in the prospectus related to a Registration Statement on Form S-3) is of material importance to the success of such proposed offering, then such registration shall be effected on such other form (or such information shall be so included in such prospectus).

               Section 2.03. Incidental Registrations (“Piggy-Back” Registrations).

               (a)     Participation. (i) If at any time on or after the first Release Date, the Company proposes to file a Registration Statement with respect to any offering of its securities for its own account or for the account of any holders of its securities (or by the Company and by security holders of the Company, including, without limitation, pursuant to Section 2.02 hereof), other than (A) a registration of securities relating solely to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, (B) a registration on Form S-4 or S-8 or any successor form to such forms, (C) an exchange offer or offering of securities solely to the Company’s existing shareholders, (D) an offering of debt that is convertible into equity securities, (E) a dividend reinvestment plan, or (F) solely in connection with a merger, consolidation or non-capital raising bona fide business transaction, then, as soon as practicable (but in no event less than ten (10) business days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to all holders of Registrable Securities, which notice shall describe the amount and class of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and such notice shall offer the holders of such Registrable Securities the opportunity to register such number of Registrable Securities as each such holder may request in writing (an “Incidental Registration”). Subject to Section 2.03(b), the Company shall include in such Registration Statement all such Registrable Securities requested to be included therein within five (5) business days after the receipt by such holder of any such notice, on the same terms and conditions as any similar securities of the Company. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

(ii) If the offering pursuant to an Incidental Registration is to be an Underwritten Offering, then each holder making a request for its Registrable Securities to be included therein must, and the Company shall use its best efforts to make such arrangements with the underwriters so that each such holder may, participate in such Underwritten Offering on the same terms and conditions as the Company and other Persons selling securities in such Underwritten Offering. If the offering pursuant to such registration is to be on any other basis, then each holder making a request for an

Incidental Registration pursuant to this Section 2.03(a) must participate in such offering on such basis.

               (iii)     Each holder of Registrable Securities shall be permitted to withdraw all or part of such holder’s Registrable Securities from an Incidental Registration at any time;

               (b)     Reduction of Incidental Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of securities included in an Incidental Registration (or in the case of an Incidental Registration not being underwritten, the Company) informs the holders of Registrable Securities of any class sought to be included in such registration in writing that, in its or their opinion, the total amount or kind of securities which such holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the class or classes of the securities offered or the market for the class or classes of securities offered or the Company’s common stock, then the securities of each class to be included in such registration shall be allocated as follows:

               (i)     if the registration is undertaken for the Company’s account: (x) first, the securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities and (y) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (x), securities, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual incidental registration rights of security holders (including this Agreement) that can be sold without exceeding the Maximum Number of Securities (pro rata in accordance with the number of shares or other securities which each such Person has actually requested to be included in such registration);

               (ii)     if the registration is a demand registration undertaken by Persons with demand rights pursuant to a written contractual arrangement other than this Agreement, (w) first, securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities, (x) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (w), securities that the Company desires to sell and that can be sold without exceeding the Maximum Number of Securities, (y) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (w) and (x), securities (including the Registrable Securities) as to which registration has been requested pursuant to a written contractual incidental registration rights of security holders (including this Agreement) that can be sold without exceeding the Maximum Number of Securities (pro rata in accordance with the number of shares or other securities which each such Person has actually requested to be included in such registration), and (z) fourth, to the extent that the Maximum Number of Securities have not been reached under the foregoing clauses (w), (x) and (y), securities that other security holders desire to sell without exceeding the Maximum Number of Securities.

               Section 2.04. Registration Procedures.

               (a)     In connection with the Company’s registration obligations in this Agreement, the Company will, subject to the limitations set forth herein, use its reasonable best efforts to effect, and once effective to keep such Registration Statement effective so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company will:

               (i)     before filing a Registration Statement or prospectus, or any amendments or supplements thereto and in connection therewith, furnish to the underwriter or underwriters, if any, and to the holders of the Registrable Securities included in such registration, and such holders’ legal counsel, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such holders and their counsel and, except in the case of a registration under Section 2.03, will not file any Registration Statement or prospectus or amendments or supplements thereto to which a majority of such holders or the underwriter or underwriters, if any, shall reasonably object;

               (ii)     prepare and file with the SEC such amendments or supplements to the applicable Registration Statement or prospectus as may be (A) reasonably requested by any participating holder (to the extent such request relates to information relating to such holder), (B) necessary to keep such registration effective for the period of time required by this Agreement or (C) reasonably requested by the holders of a majority of any class of the participating Registrable Securities;

               (iii)     notify the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or prospectus or for additional information, (C) of the issuance by the SEC or any other governmental agency or court of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

               (iv)     promptly notify each selling holder of Registrable Securities and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary to amend or supplement such Registration Statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC an amendment or supplement to such Registration Statement or prospectus which will correct such statement or omission or effect such compliance;

               (v)     make every reasonable effort to prevent or obtain at the earliest possible moment the withdrawal of any stop order with respect to the applicable Registration Statement or other order suspending the use of any preliminary or final prospectus;

               (vi)     promptly incorporate in a prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters, if any, or the holders of a majority of the Registrable Securities of the class being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (vii)     furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, as many conformed copies as such holder or managing underwriter may reasonably request of the applicable Registration Statement;

               (viii)     deliver to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus) as such holder or managing underwriter may reasonably request (its being understood that the Company consents to the use of the prospectus by each of the selling holders of Registrable Securities and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus) and such other documents as such selling holder or managing underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such holder or underwriter;

               (ix)     on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States, as any such selling holder or underwriter, if any, or their respective counsel reasonably requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect so as to permit the commencement and continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

               (x)     cooperate with the selling holders of Registrable Securities and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

               (xi)     not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with The Depository Trust Company;

               (xii)     obtain for delivery to the holders of each class of Registrable Securities being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, at a minimum to the effect that the Registration Statement has been declared effective and that no stop order is in effect, which counsel and opinions shall be reasonably satisfactory to a majority of the holders of each such class and underwriter or underwriters, if any, and their respective counsel;

               (xiii)     in the case of an Underwritten Offering, obtain for delivery to the Company and the underwriter or underwriters, if any, with copies to the holders of Registrable Securities included in such registration, such cold comfort letter(s) from the Company’s independent registered public accounting firm in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request;

               (xiv)     cooperate with each seller of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

               (xv)     use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than 15 months) after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

               (xvi)     provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

               (xvii)     cause all Registrable Securities of a class covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s securities of such class are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities of such class are then quoted;

               (xviii)     make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the holders of a majority of the Registrable Securities of each class covered by the applicable Registration Statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such sellers or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to the entry by each party referred to in this clause (xviii) into customary confidentiality agreements in a form reasonably acceptable to the Company); and

               (xix)     in the case of an Underwritten Offering, cause senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

               (b)     The Company may require each selling holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Securities and such other information relating to such holder and its ownership of the applicable Registrable Securities as the Company may from time to time reasonably request. Each holder of Registrable Securities agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement. The Company shall have the right to exclude any holder that does not comply with the preceding sentence from the applicable registration.

               Section 2.05. Underwritten Offerings.

               (a)     Underwriting Agreements. If requested by the underwriters for any Underwritten Offering requested by holders pursuant to Sections 2.01 or 2.02, the Company and the holders of Registrable Securities to be included therein shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to the Company, the holders of a majority of each class of the Registrable Securities to be included in such Underwritten Offering and the underwriters, and to contain such terms and conditions as are generally prevailing in agreements of that type, including, without limitation, indemnities no less favorable to the recipient thereof than those provided in Section 2.09. The holders of any Registrable Securities to be included in any Underwritten Offering pursuant to Section 2.03 shall enter into such an underwriting agreement at the request of the Company. All of the representations and warranties and the other agreements by and on the part of the Company to and for the benefit of the underwriters included in any such underwriting agreement shall also be made to and for the benefit of such holders, and any or all of the conditions precedent to the obligations of the underwriters under such underwriting agreement shall be conditions precedent to the obligations of such holders. No holder shall be required in any such underwriting agreement to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder’s Registrable Securities, such holder’s intended method of distribution and any other representations required by law.

               (b)     Price and Underwriting Discounts. In the case of an Underwritten Offering requested by holders pursuant to Sections 2.01 or 2.02, the price, underwriting discount and other financial terms of the related underwriting agreement for each class of Registrable Securities shall be determined by the holders of a majority of such class of Registrable Securities. In the case of any Underwritten Offering pursuant to Section 2.03, such price, discount and other terms shall be determined by the Company, subject to the right of the holders to withdraw their request to participate in the registration pursuant to Section 2.03(a)(iii) after being advised of such price, discount and other terms.

               (c)     Participation in Underwritten Offerings. No Person may participate in an Underwritten Offering unless such Person (i) agrees to sell such Person’s securities on the basis provided in the underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

               Section 2.06. No Inconsistent Agreements; Additional Rights. The Company will not enter into, and is not currently a party to, any agreement that is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement.

               Section 2.07. Obligation to Suspend Distribution.

               (a)     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any events of the kind described in Sections 2.04(a)(iii)(C), 2.04(a)(iii)(D)(in any applicable state) or 2.04(a)(iv), such holder will discontinue disposition of its Registrable Securities pursuant to the Registration Statement, in the case of Section 2.04(a)(iv), until the holder receives copies of the supplemented or amended prospectus contemplated by Section 2.04(a)(iv), or in any case until the holder is advised in writing by the Company that the use of the prospectus may be resumed, and receives copies of any additional or supplemental filings that are incorporated by reference in the prospectus and, if so directed by the Company, the holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities that are current at the time of the receipt of such notice. In the event that the Company shall give any such notice in respect of a Demand Registration, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 2.04(a)(iv) or is advised in writing by the Company that the use of the prospectus may be resumed.

               (b)     In the case of a resale registration on Form S-3 pursuant to Section 2.01, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s board of directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the restriction on the ability of “insiders” to transact in the Company’s securities is removed.

               Section 2.08. Registration Expenses. (a) The Company shall pay all of the expenses set forth in this paragraph (a) in connection with a registration under this Agreement of Registrable Securities. Such expenses are (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or the NASD, (ii) all fees and expenses of compliance with state securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, (v) Securities Act liability insurance or similar insurance if the Company so desires and (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the quotation of the Registrable Securities on any inter-dealer quotation system. In addition, in all cases the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any other Persons retained by the Company, including any special experts. In addition, the Company shall pay all reasonable fees and disbursements not to exceed $150,000 of one law firm or other counsel selected by the holders of a majority of the Registrable Securities being registered.

               (b)     The Company shall not be required to pay any other costs or expenses in the course of the transactions contemplated hereby, including underwriting discounts and commissions and transfer taxes attributable to the sale of Registrable Securities and the fees and expenses of any counsel to any holder of Registrable Securities other than as provided pursuant to the last sentence of the preceding paragraph (a), or of counsel to the underwriters.

               Section 2.09. Indemnification.

               (a)     Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities and their respective officers, directors, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several (each, a “Loss” and collectively “Losses”), arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use in the preparation thereof; and provided, further, that the Company will not be liable to any indemnified party in any case to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any final, preliminary or summary prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to such prospectus which has been made available to the holders and the relevant holder of Registrable Securities fails to deliver such prospectus as so amended or supplemented, if such delivery is required under applicable law or the applicable rules of any securities exchange, prior to or concurrently with the sales of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense. This indemnity shall be in addition to any liability the Company may otherwise have.

               (b)     Indemnification by the Holders. Each selling holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) from and against any Losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission had been contained in any information furnished in writing by such selling holder to the Company specifically for inclusion in such Registration Statement and was not corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense. This indemnity shall be in addition to any liability such holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder under the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c)     Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any

Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after having received notice of such claim from the Person entitled to indemnification hereunder and to employ counsel reasonably satisfactory to such Person, (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims or (D) based on advice of counsel, the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party such that the indemnifying party’s assumption of defense of the indemnified party would be likely to adversely affect the defense of the indemnified party (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided, however, that an indemnifying party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnifying party other than financial obligations for which such indemnified party will be indemnified hereunder. If the indemnifying party assumes the defense, the indemnifying party shall have the right to settle such action without the consent of the indemnified party; provided, however, that the indemnifying party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the indemnified party or any restriction on the indemnified party or its officers or directors. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of an unconditional release from all liability in respect to such claim or litigation. The indemnifying party or parties shall not, in connection with any proceeding or related proceedings, be liable for the reasonable fees, disbursements and other charges of more than one separate firm at any one time for all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties or (z) based on advice of counsel, an indemnified party has reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

               (d)     Contribution. If for any reason the indemnification provided for in the paragraphs (a) and (b) of this Section 2.09 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by paragraphs (a) and (b) of this Section 2.09, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.09(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.09(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.09(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.09, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.09(a) and 2.09(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

               Section 2.10. Rule 144. The Company covenants that it shall use its best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

ARTICLE 3
MISCELLANEOUS

               Section 3.01. Term. This Agreement shall terminate upon earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) or (B) the holders are permitted to sell their Registrable Securities under Rule 144(k) under the Securities Act (or any similar provision then in force permitting the sale of restricted securities without limitation on the amount of securities sold or the manner of sale). The provisions of Section 2.09 and Section 2.10 shall survive any termination.

               Section 3.02. Notices. All notices, other communications or documents provided for or permitted to be given hereunder, shall be made in writing and shall be given either personally by hand-delivery, by facsimile transmission, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery:

               (a)     if to the Company to:

CHINA HOLDINGS ACQUISITION CORP.
33 Riverside Avenue, 5th Floor
Westport, CT 06880
Attention: Paul K. Kelly, Chief Executive
Officer
Fax: [ ]

with a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell S. Nussbaum, Esq.
Fax: (212) 407-4990

               (b)     if to a Founder, to the address set forth below such Founder’s name on the signature page hereto.

               Each holder, by written notice given to the Company in accordance with this Section 3.02, may change the address to which notices, other communications or documents are to be sent to such holder. All notices, other communications or documents shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) when receipt is acknowledged in writing by addressee, if by facsimile transmission; (iii) five business days after having been deposited in the mail, postage prepaid, if mailed by first class mail; or (iv) on the first business day with respect to which a reputable air courier guarantees delivery; provided, however, that notices of a change of address shall be effective only upon receipt.

               Section 3.03. Successors, Assigns and Transferees.

               (a)     The registration rights of any holder under this Agreement with respect to any Registrable Securities may be transferred and assigned, provided, however, that no such assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received notice of such assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. Any transfer or assignment made other than as provided in the first sentence of this Section 3.03 shall be null and void.

               (b)     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

               Section 3.04. Governing Law; Service of Process; Consent to Jurisdiction.

               (a)     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THAT STATE.

               (b)     To the fullest extent permitted by applicable law, each party hereto (i) agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the United States District Court for the Southern District of New York and in any New York State court located in the Borough of Manhattan and not in any other State or Federal court in the United States of America or any court in any other country, (ii) agrees to submit to the exclusive jurisdiction of such courts located in the State of New York for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby and (iii) irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

               Section 3.05. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

               Section 3.06. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained therein.

               Section 3.07. Amendment; Waiver.

               (a)     This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and the holders of a majority of Registrable Securities of each class then outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment, modification, waiver or consent authorized by this Section 3.07(a), whether or not such Registrable Securities shall have been marked accordingly.

               (b)     The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

               Section 3.08. Counterparts. This Agreement may be executed in any number of separate counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

               Section 3.09. Attorney-In-Fact. The Founders hereby appoint and designate Paul K. Kelly and James D. Dunning, Jr., as their agent and attorney-in-fact to take all actions (including any decisions on behalf of the holders) and to deliver all documents and certificates with respect to this Agreement, including the making of any modifications or amendments hereto. The actions of either or both of the agents named in the previous sentence in doing the foregoing are hereby affirmed, ratified, confirmed and approved in all respects. This power of attorney shall be revocable on the delivery of written notice of such revocation to the Company and Paul K. Kelly and James D. Dunning, Jr. or either of them.

               IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first written above.

CHINA HOLDINGS ACQUISITION CORP.

By:
Name:
Title:

FOUNDERS

By:
Name: Paul K. Kelly
Title:
Address:

By:
Name: James D. Dunning, Jr.
Title:
Address:

By:
Name: Alan G. Hassenfeld
Title:
Address:

By:
Name: Gregory E. Smith
Title:
Address:

By:
Name: Xiao Feng
Title:
Address:

By:
Name: Cheng Yan Davis
Title:
Address:

By:
Name: Soopakij (Chris) Chearavanont
Title:
Address:

By:
Name: Ruey Bin Kao
Title:
Address:

Schedule I

Paul K. Kelly

James D. Dunning, Jr.

Alan G. Hassenfeld

Gregory E. Smith

Xiao Feng

Cheng Yan Davis

Soopakij (Chris) Chearavanont

Ruey Bin Kao